MANAGERS AMG FUNDS

ESSEX LARGE CAP GROWTH FUND

Supplement dated May 31, 2006

to the Prospectus dated October 1, 2005 (as supplemented on March 1, 2006) and Statement of

Additional Information dated October 1, 2005

The following information supplements and supersedes any information to the contrary relating to Essex Large Cap Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus dated October 1, 2005 (as supplemented on March 1, 2006) and Statement of Additional Information dated October 1, 2005.

At a meeting held on May 20, 2006, the Trust’s Board of Trustees unanimously approved a plan to liquidate and terminate the Fund, effective on or about July 31, 2006 (the “Liquidation Date”). It is expected that the cash proceeds of the liquidation will be distributed to shareholders promptly following the Liquidation Date.

In light of the upcoming liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts (excluding investments made pursuant to automatic investment programs including automatic investments through 401(k) plans and reinvestment of any dividends and distributions).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE